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                                                                    EXHIBIT 99.4

                       CONSENT TO BE NAMED AS A DIRECTOR

    The undersigned does hereby consent to be named as a prospective director of Expedia, Inc. in the Joint Prospectus/Proxy Statement which forms a part of the Registration Statement on Form S-4 of Expedia, Inc.

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
                                                                         /s/ BARRY DILLER
                                                            -----------------------------------------
                                                                           Barry Diller
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August 17, 2001